Subsequent Event (Details) - Subsequent Event [Member]	Aug. 02, 2022 USD ($)
Subsequent Event (Details) [Line Items]
Plant lease, description	Bit Brother New York Inc. (“BTB NY”), a subsidiary of Bit Brother Limited (the “Company”), entered into a plant lease (the “Lease”) with Petawatt Properties LLC (“Petawatt”) for approximately 220,000 square feet of space located at 695 West End Avenue, Carthage, County of Jefferson, New York (the “Plant”), having a 10 year term beginning on September 1, 2022 and ending on August 31, 2032 with an annual rental rate of US$1 million.
Paid a deposit	$ 100,000
Escrow amount deposited	$ 3,900,000
Rent term	4 years
Supply agreement, description	The Plant is currently capable of hosting 12.5 megawatts of renewable or carbon neutral energy for BTB NY’s computer equipment, and can house BTB NY’s miners and equipment in containers outside the Plant. Pursuant to the terms of the Lease, Petawatt shall assist BTB NY in entering into supply agreements for an aggregate of 62.5 megawatts to be delivered to the Plant (the “Supply Agreements”), at a price not to exceed an average of $50 per megawatt, and on terms reasonably satisfactory to BTB NY.